UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2012

Cole Corporate Income Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-166447 (1933 Act)	27-2431980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Corporate Income Trust, Inc. (which may be referred to as the "Company," "we," "our," and "us") hereby amends the Current Report on Form 8-K filed on August 6, 2012 to provide the required financial information relating to our acquisition of a single-tenant corporate office property located in Centennial, Colorado, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Page
Overview	3

Report of Independent Registered Public Accounting Firm	4

Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2012 and the Year Ended December 31, 2011	5

Notes to the Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2012 and the Year Ended December 31, 2011	6

(b) Pro Forma Financial Information
Page
Pro Forma Consolidated Balance Sheet (Unaudited) as of June 30, 2012	8

Pro Forma Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2012	9

Pro Forma Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2011	10

Notes to the Pro Forma Consolidated Financial Statements (Unaudited)	11

(c) Shell Company Transactions
None

(d) Exhibits
None

Overview

On July 31, 2012, we acquired a 167,917 square foot corporate office property located in Centennial, Colorado ("OF Centennial CO" or the “Property”). The Property was constructed in 2000 and is 100% leased to United Launch Alliance, LLC ("United Launch").
The purchase price of the Property was $32.6 million, exclusive of closing costs. The acquisition was funded by net proceeds from our ongoing public offering of common stock.
In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price, we considered a variety of factors, including the condition and financial performance of the Property; the terms of the existing lease and the creditworthiness of the tenant; Property location, visibility and access; age of the Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions.
In our evaluation of the factors above, we considered the fact that during the year ended December 31, 2011, the Property was leased to a different tenant for the first two months of the year, under construction for tenant improvements for the following seven months and then occupied by the current tenant, United Launch, for the remaining three months of 2011. United Launch took occupancy of the Property on October 1, 2011, following completion of the tenant improvements. Tenant operating expense reimbursements were abated for the period from October 1, 2011 through September 1, 2012. As such, the financial results presented in the statements of revenues and certain operating expenses for the six months ended June 30, 2012 and for the year ended December 31, 2011 will differ from the future financial performance of the Property.
After reasonable inquiry, other than the factors discussed above, we are not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Cole Corporate Income Trust, Inc.
Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) of OF Centennial CO (the “Property”) for the year ended December 31, 2011. The Historical Summary is the responsibility of Cole Corporate Income Trust, Inc.'s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Current Report on Form 8-K/A of Cole Corporate Income Trust, Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
October 16, 2012

UNITED LAUNCH ALLIANCE - CENTENNIAL, CO
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental revenue	$1,148,509	$1,161,607
Reimbursement revenue	—	101,093
Total revenues	1,148,509	1,262,700

Certain operating expenses:
Utilities, repairs and maintenance expenses	424,968	630,384
Real estate taxes and insurance expenses	418,157	684,422
Total certain operating expenses	843,125	1,314,806
Revenues in excess of certain operating expenses	$305,384	$(52,106)

See accompanying notes to statements of revenues and certain operating expenses.

UNITED LAUNCH ALLIANCE - CENTENNIAL, CO
NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (Unaudited) and
the Year Ended December 31, 2011

NOTE 1 – BASIS OF PRESENTATION
On July 31, 2012, Cole Corporate Income Trust, Inc. (the “Company”) acquired a 167,917 square foot corporate office property located in Centennial, Colorado ("OF Centennial CO" or the “Property”). The Property was constructed in 2000 and, as of October 16, 2012, is 100% leased to United Launch Alliance, LLC (“United Launch”).
During the year ended December 31, 2011, the Property was leased to a different tenant for the first two months of the year, under construction for tenant improvements for the following seven months and then occupied by the current tenant, United Launch, for the remaining three months of 2011. United Launch took occupancy of the Property on October 1, 2011, following completion of the tenant improvements. Tenant operating expense reimbursements were abated for the period from October 1, 2011 through September 1, 2012. As such, the financial results presented in the statements of revenues and certain operating expenses (the “Historical Summary”) for the six months ended June 30, 2012 and for the year ended December 31, 2011 will differ from the future financial performance of the Property.
The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") for inclusion in Current Report on Form 8-K/A of the Company, and with the provisions of Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the operations of the Property subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of management fees, landlord expenses and depreciation.
The Historical Summary for the six months ended June 30, 2012 is unaudited. In the opinion of management, the unaudited interim period includes all adjustments, which are of normal and recurring nature, necessary for a fair and consistent presentation of the Property's results of operations. The results of operations for the unaudited interim period presented are not necessarily indicative of full year results of operations.
In the preparation of the accompanying Historical Summary, subsequent events were evaluated through October 16, 2012, the date the Historical Summary was issued.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The prior tenant's lease and the United Launch lease are accounted for as operating leases and minimum rental income is recognized on a straight-line basis over the remaining term of the respective leases for the year ended December 31, 2011 and for the six months ended June 30, 2012. Expected reimbursements for recoverable real estate taxes and operating expenses are included in reimbursement revenue in the period when such costs are incurred; however, as discussed above, pursuant to its lease, such reimbursements were abated for United Launch during the periods presented.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

UNITED LAUNCH ALLIANCE - CENTENNIAL, CO
NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES - (Continued)
For the Six Months Ended June 30, 2012 (Unaudited) and
the Year Ended December 31, 2011

NOTE 3 – LEASE
The United Launch lease has an initial term of approximately eleven years (expiring August 31, 2022), and provides for annual fixed increases in base rent. The aggregate annual minimum future rental payments on the non-cancelable operating lease are as follows:

Year Ending December 31,	Amount
2012	$2,297,018
2013	2,297,018
2014	2,297,018
2015	2,297,018
2016	2,297,018
Thereafter	13,014,338
Total	$24,499,428

The minimum future rental payments represent the base rent required to be paid under the terms of the United Launch lease exclusive of future minimum lease payments for the two, five-year renewal options included in the lease. In addition, the United Launch lease provides for operating expense reimbursements.
NOTE 4 – TENANT CONCENTRATION
For the year ended December 31, 2011, United Launch accounted for 50% of the annual rental revenue for the Property, and the prior tenant accounted for the remaining 50% of the annual rental revenue for the Property. The prior tenant's lease term ended in February 2011. For the six months ended June 30, 2012, United Launch accounted for 100% of the annual rental revenue for the Property. If the tenant were to default on its lease, future revenues of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company is not aware of any pending legal proceedings of which the outcome is reasonably possible to have a material effect on the Property's results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim. The Company is not aware of any other environmental matters which it believes is reasonably possible to have a material effect on the Property’s results of operations.

COLE CORPORATE INCOME TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2012
(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the Property on June 30, 2012.
This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company's historical financial statements and notes thereto for the quarter ended June 30, 2012, as contained in its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2012. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the Company's actual financial position would have been had it completed the above acquisition on June 30, 2012, nor does it purport to represent its future financial position. This unaudited Pro Forma Consolidated Balance Sheet only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	June 30, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma June 30, 2012
	(a)
Investment in real estate assets:
Land	$5,508,706	$5,759,847	(b)	$11,268,553
Buildings and improvements	32,225,270	21,279,149	(b)	53,504,419
Acquired intangible lease assets	4,080,430	6,290,433	(b)	10,370,863
Total investment in real estate assets	41,814,406	33,329,429		75,143,835
Cash and cash equivalents	40,887,297	(34,049,254)	(c)	6,838,043
Restricted cash	337,572	—		337,572
Rents and tenant receivables	29,938	—		29,938
Prepaid expenses	7,210	—		7,210
Due from affiliates	—	—		—
Deferred financing costs	265,757	—		265,757
Total assets	$83,342,180	$(719,825)		$82,622,355

Notes payable	$22,400,000	$—		$22,400,000
Accounts payable and accrued expenses	812,808	—		812,808
Escrowed investor proceeds	30,000	—		30,000
Acquired below market lease intangibles	1,432,014	—		1,432,014
Distributions payable	326,459	—		326,459
Deferred rental income	344,338	—		344,338
Total liabilities	$25,345,619	$—		$25,345,619
Commitments and contingencies
Redeemable common stock	499,717	—		499,717
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000,000 shares authorized, 6,778,129 shares issued and outstanding	67,781	—		67,781
Capital in excess of par value	60,138,797	—		60,138,797
Accumulated distributions in excess of earnings	(2,709,734)	(719,825)	(d)	(3,429,559)
Total stockholders’ equity	57,496,844	(719,825)		56,777,019
Total liabilities and stockholders' equity	$83,342,180	$(719,825)		$82,622,355

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

COLE CORPORATE INCOME TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012
(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Property on January 1, 2011.
This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company's historical financial statements and notes thereto for the quarter ended June 30, 2012, as filed in its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2012. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the Company's actual results of operations would have been had it completed the above acquisition on January 1, 2011, nor does it purport to represent its future operations. This unaudited Pro Forma Consolidated Statement of Operations only includes the impact of the acquisition of the Property which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Six Months Ended June 30, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Six Months Ended June 30, 2012
	(a)
Revenues:
Rental and other property income	$1,610,652	$1,041,073	(b)	$2,651,725
Tenant reimbursement income	433,105	—	(c)	433,105
Total revenue	2,043,757	1,041,073		3,084,830

Expenses:
General and administrative expenses	422,017	—		422,017
Property operating expenses	433,105	843,125	(d)	1,276,230
Acquisition related expenses	304,501	—		304,501
Depreciation	447,584	382,902	(e)	830,486
Amortization	204,333	204,352	(e)	408,685
Total operating expenses	1,811,540	1,430,379		3,241,919
Operating income (loss)	232,217	(389,306)		(157,089)

Other income (expense):
Interest and other income	13,987	—		13,987
Interest expense	(497,712)	—		(497,712)
Total other expense	(483,725)	—		(483,725)
Net loss	$(251,508)	$(389,306)		$(640,814)
Weighted average number of common shares outstanding:
Basic and diluted	3,160,358	3,617,771	(f)	6,778,129
Net loss per common share:
Basic and diluted	$(0.08)	—		$(0.09)

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

COLE CORPORATE INCOME TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Property on January 1, 2011.
This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company's historical financial statements and notes thereto for the year ended December 31, 2011, as filed in its Annual Report on Form 10-K filed with the SEC on March 13, 2012. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the Company's actual results of operations would have been had it completed the above acquisition on January 1, 2011, nor does it purport to represent its future operations. This unaudited Pro Forma Consolidated Statement of Operations only includes the impact of the acquisition of the Property which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2011	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2011
	(a)	(b)
Revenues:
Rental and other property income	$1,478,942	$1,107,889	(c)	$2,586,831
Tenant reimbursement income	362,202	101,093	(d)	463,295
Total revenue	1,841,144	1,208,982		3,050,126

Expenses:
General and administrative expenses	470,927	—		470,927
Property operating expenses	367,197	1,314,806	(e)	1,682,003
Acquisition related expenses	718,839	—		718,839
Depreciation	443,431	765,803	(f)	1,209,234
Amortization	199,773	408,705	(f)	608,478
Total operating expenses	2,200,167	2,489,314		4,689,481
Operating loss	(359,023)	(1,280,332)		(1,639,355)

Other income (expense):
Interest and other income	6,930	—		6,930
Interest expense	(791,145)	—		(791,145)
Total other expense	(784,215)	—		(784,215)
Net loss	$(1,143,238)	$(1,280,332)		$(2,423,570)
Weighted average number of common shares outstanding:
Basic and diluted	450,165	3,741,676	(g)	4,191,841
Net loss per common share:
Basic and diluted	$(2.54)	—		$(0.58)

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

COLE CORPORATE INCOME TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2012
(Unaudited)

Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2012 (Unaudited)

a.	Reflects the Company’s historical balance sheet as of June 30, 2012.

b.
Reflects the preliminary purchase price allocation related to the acquisition of the Property. The purchase price of $32.6 million was offset by a $350,000 credit received at closing. In addition, the Company deposited $1.1 million in an escrow account related to a pending property tax appeal. The appeal may result in an adjustment to the purchase price of up to $1.1 million, and as the outcome of this appeal is unknown, the escrowed proceeds have been included in the total purchase price allocation. The purchase was funded by net proceeds from the Company’s ongoing public offering. The purchase price allocation is preliminary and is subject to change.

c.
Represents costs incurred to complete the acquisition, including title, legal, accounting and other related costs, as well as the acquisition fee of $651,000, or 2% of the purchase price, that was paid to the Company's advisor.

d.
Adjustment reflects the effect of expensing acquisition-related costs as required under GAAP. The amount represents costs incurred to complete the Property acquisition, including title, legal, accounting and other related costs.

Notes to Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2012 (Unaudited)

a.	Reflects the Company’s historical results of operations for the six months ended June 30, 2012.

b.	Represents the straight-line rental revenue and amortization of the above market lease in accordance with the lease agreement for the Property.

c.	Per the lease agreement for the current tenant of the Property, operating expense reimbursements were abated until September 1, 2012. As such, there was no tenant reimbursement income for this period.

d.	Reflects the property operating expenses for the Property based on historical operating results of the Property.

e.
Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term

f.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital on January 1, 2011 to break escrow and acquire the Property, which is included in the pro forma results of operations. The calculation assumes the common shares were issued on January 1, 2011.

Notes to Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011 (Unaudited)

a.	Reflects the Company’s historical results of operations for the year ended December 31, 2011.

b.
In connection with the purchase of the Property, the Company incurred $720,000 of acquisition related transaction costs, which have been excluded from the pro forma results of operations for the year ended December 31, 2011, as these amounts represent non-recurring charges.

c.	Represents the straight-line rental revenue and amortization of the above market lease in accordance with the respective lease agreements for the Property.

COLE CORPORATE INCOME TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - (Continued)
June 30, 2012
(Unaudited)

d.
Reflects the tenant reimbursement income for the Property based on historical operating results of the Property. The Property was leased to a different tenant for the first two months of 2011 that reimbursed for operating expenses. Per the lease agreement for the current tenant of the Property, operating expense reimbursements were abated until September 1, 2012. As such, tenant reimbursement income only reflects two months of operating expense reimbursements received from the previous tenant.

e.	Reflects the property operating expenses for the Property based on historical operating results of the Property.

f.
Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term

g.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital on January 1, 2011 to break escrow and acquire the Property, which is included in the pro forma results of operations. The calculation assumes the common shares were issued on January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2012	COLE CORPORATE INCOME TRUST, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting
Principal Accounting Officer